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               SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C. 20549

                            FORM 8-K
                         CURRENT REPORT

                 Pursuant to Section 13 or 15(d)
              of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): July 20, 1998


                    SMITH CORONA CORPORATION
     (Exact name of registrant as specified in its charter)


DELAWARE                      1-10281                  51-0286862
--------                      -------                  ----------
(State or other jurisdiction (Commission         (I.R.S. Employer
  of incorporation)           File Number)    Identification No.)


             839 Route 13 South, Cortland, New York 13045
        (Address of principal executive offices) (zip code)

                         (607) 753-6011
       (Registrant's telephone number, including area code)



















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Item 5.  Other Events
----------------------

   	On July 20, 1998, Smith Corona Corporation announced that
Peter N. Parts, Chairman of the Board of Directors, will assume the post of President and Chief Executive Officer. Peter Parts replaces W. Michael Driscoll, who retired as the company's
President & CEO.

A copy of the July 20, 1998 press release announcing the above event is attached hereto as exhibit 99.1, and is incorporated herein by reference.

Effective July 22, 1998 Ronald F. Stengel resigned as Director of the Company. Mr. Stengel stepped down as chairman of the board in May 1998 due to the constraints imposed by his current business commitments.




























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SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date: August 3,   1998           SMITH CORONA CORPORATION



                              By: /s/ John A. Piontkowski
                                  John A. Piontkowski
                                  Senior Vice President and
                                  Chief Financial Officer
                         					    (Principal Financial Officer)

                  	       				By: /s/ Martin D. Wilson
		     			                        Martin D. Wilson
			     		                        Vice President/Controller
                                  (Principal Accounting Officer)





















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                  INDEX TO EXHIBIT


Exhibit No.                           Description
-----------                           -----------

 99.1                         					   News Release